Exhibit 10.3

IBM and Brocade

Statement of Work

Base Agreement # ROC-P-68

SOW # 7 (Contract Number 4907015087.0)

SOW #7

Amendment # 7

This Amendment # 7 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Agreement # ROC-P-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 7 is to:

1.	Document IBM’s license of and Brocade’s integration of IBM’s Embedded Security Service (ESS) Client code into the IBM-Branded versions of Brocade’s Network Advisor software product.

2.	Add IBM Network Advisor as a Licensed Work under this SOW #7.

NOW, THEREFORE, THE FOLLOWING CHANGES ARE MADE TO SOW #7 by this Amendment #7:

1.	Add IBM ESS Client Code License for Network Advisor Software Product as set forth in substantially the form attached hereto as Exhibit 1.

2.	Add Attachment F-3, Branding, Description of Licensed Work and Milestone Schedules for Network Advisor, as set forth in substantially the form attached hereto as Exhibit 2.

3.	Add Table 4, IBM Network Advisor Pricing, to Attachment A, as set forth in substantially the form attached hereto as Exhibit 3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications Systems, Inc.

By:	/s/ Kristen Styers	By:	/s/ Andy Vandeveld
	(Authorized signature)		(Authorized signature)

Name	Kristen Styers	Name	Andy Vandeveld
	(Type or print)		(Type or print)

Title	Mgr. Networking	Title	V.P. Global Systems Integrators

Date:	7/20/11	Date:	July 14, 2011

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL

By:	/s/ Kevin L. McKenna
(Authorized signature)

Name	Kevin L. McKenna
(Type or print)

Title	Director

Date:	15 - July - 2011

Exhibit 1

IBM ESS CLIENT CODE LICENSE FOR NETWORK ADVISOR SOFTWARE PRODUCT

1.0 OVERVIEW AND DESCRIPTION:

As specified in detail below, Buyer shall grant to Supplier a restricted use license to its ESS Client code that will allow Supplier to embed the ESS Client code within its Buyer branded Network Advisor software product (“IBM Network Advisor”). The inclusion of Buyer’s ESS Client code in Buyer-selected versions of Supplier’s Network Advisor packages will allow single sign-on functionality in the IBM Network Advisor version of Supplier’s Network Advisor product.

2.0 LICENSE GRANT:

ESS CLIENT CODE:

Buyer grants to Supplier a revocable, nonexclusive, non-transferable, worldwide, paid-up license to use, execute, reproduce, display, perform, sell and distribute the ESS Client code as embedded, in Object Code form only, in Supplier’s Buyer-branded Network Advisor OEM software product.

Use Restrictions. Notwithstanding the foregoing, the license provided herein does not permit Supplier to: (a) modify, reverse engineer, or create derivative works except as required to embed the ESS Client code within Supplier’s Network Advisor software Product based on Buyer’s ESS Client code; (b) make unauthorized copies of the ESS Client code (except as necessary for backup purposes); (c) rent, sell, transfer, or grant any rights in and to any copy of the ESS Client code, in any form, to any third party; (d) embed Buyer’s ESS Client code in any non-Buyer branded OEM software products; (e) remove any proprietary notices, labels, or marks on or in any copy of the ESS Client code or any product in which the ESS Client code is embedded. This license grant restricts the use of the ESS Client code to Supplier’s Buyer-branded Network Advisor software product. Unless agreed in writing the ESS Client code shall not be used in the development of any other versions of Supplier’s products.

TIVOLI AUTHENTICATION INTERFACES SPECIFICATION AND TEST PLAN:

The Tivoli Authentication Interfaces Specification and Test plans shall only be used to integrate and test the integration of the ESS Client code into the Buyer-Branded Network Advisor software product. They cannot be used for any other purpose.

3.0 BUYER’S RESPONSIBILITIES:

3.1 Buyer will provide the following to Supplier:

•	the ESS Client code to Brocade in Object Code format.

•	the Tivoli Authentication Interfaces Specification for the ESS Client code.

•	the Launch in Context and Single Sign-on (LIC/SSO) Self Certification Test Plan

3.2 IBM, at its discretion, will provide technical assistance to Brocade as needed to complete the integration of the ESS Client code into the Network Advisor software product.

4.0 SUPPLIER RESPONSIBILITIES:

4.1 Supplier will embed the ESS Client code within its Network Advisor OEM software product, as identified by Buyer.

4.2 Supplier will complete the test requirements for the Supplier Network Advisor integration of the ESS Client code as detailed in Section 5 below.

4.3 Supplier will embed the ESS Client code provided by Buyer at lease four (4) weeks prior to release of Supplier’s Network Advisor software product to be Buyer-Branded.

4.4 Supplier will provide a pre-release version of the Buyer-branded Network Advisor software product for evaluation and acceptance testing on a mutually agreed-to schedule prior to release .

5.0 BROCADE TEST PLAN REQUIREMENTS

A test plan that describes a test suite for certifying launch in context and single sign-on from the IBM Tivoli Storage Productivity Center (TPC) Graphical User Interface (GUI) to a Network Advisor GUI will be provided.

5.1 Goals of Self Certification Test

1)	Enable Supplier to “self certify” so that they can provide integration with TPC independently of IBM/TPC test and development.

2)	IBM will provide a set of test cases that if covered by the Supplier will provide sufficient quality assurance that IBM/TPC need do no further testing (with respect to a particular version of TPC).

5.2 Procedure of Self Certification

1)	Supplier notifies IBM/TPC of intent to “self certify” LIC/SSO with respect to a particular version of TPC

a)	Supplier provides IBM with design document stating

i)	each “launch from point” in the TPC GUI to be utilized, and the design of menus to be displayed at each point.

ii)	Whether and how SSO is utilized.

2)	IBM/TPC issues a generic self certification set of test cases

a)	Supplier modifies the coverage matrix to accommodate the design of their solution with respect to “launch from points”, menus to be displayed, and support for SSO

3)	Supplier completes tests and provides a statement to IBM that all test cases were successfully covered.

5.3 Retest Procedures

1)	IBM/TPC will test/retest with each of its major/minor releases

2)	Supplier will test/retest each of its new releases of Network Advisor selected by Buyer for Buyer branding, on the latest release version of TPC. The parties will mutually agree to the latest release version of TPC applicable to Network Advisor releases

a)	Supplier again provides a statement that test cases were covered successfully

6.0 TESTING, MAINTENANCE AND SUPPORT – IBM’s ESS Client Code

6.1 All of the terms in “Attachment C” of the SOW #7, “Testing, Maintenance and Support”, remain in full force and effect with the addition of the following terms related to IBM’s ESS Client Code which per this Amendment, will now be integrated into the Buyer-branded Network Advisor software product.

6.2 Buyer Responsibilities

In addition to the maintenance Level 1 and Level 2 support that Buyer (IBM) is responsible for in section 2.0 of the “Attachment C” of the SOW #7, Buyer will also be responsible for providing to Supplier any Error Corrections or other resolution that may be needed in the event that an APAR has been generated and the Problem Source Identification points to a problem with Buyer’s ESS Client Code.

For verified APARs for the Licensed Work as they relate to a problem with Buyer’s ESS Client Code, Buyer will provide Error Corrections to Supplier as set out below within a reasonable timeframe:

a.	verify that the error is with the ESS code Buyer will only escalate issues to Supplier if such errors are related to the Network Advisor product.

b.	the fix to the Object Code in machine-readable for including a hard copy description of the Error Corrections (which may include paper submission of the Error Corrections);

c.	the Error Corrections in machine-readable form; and

d.	for a procedural work-around, the corrected procedure in machine-readable form.

Buyer is aware that Supplier’s ability to meet its target support response and resolution times will be determined by Buyer’s timely delivery of any Error Correction or other resolution to the ESS Client Code.

6.3 Supplier Responsibilities

Once the Buyer’s ESS Client Code Error Correction or other resolution has been received by Supplier, Supplier will be responsible for updating the Licensed Work in accordance with section 2.6 of Attachment C of the SOW #7.

7.0 NO WARRANTY

THE ITEMS SPECIFIED IN SECTION 3.0 ARE PROVIDED BY IBM “AS IS” WITHOUT WARRANTY OF ANY KIND INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE

8.0 INTELLECTUAL PROPERTY INDEMNIFICATION

Buyer (IBM) shall defend, hold harmless and indemnify, including attorney’s fees, Supplier and Supplier Personnel from claims that Buyer’s ESS Software infringes the intellectual property rights of a third party. If such a claim is or is likely to be made, Buyer will, at its option: (i) obtain for Supplier the right to continue to use and embed the ESS Software in the IBM Branded version of Network Advisor consistent with this Amendment 4, (ii) modify the ESS Software so it is non-infringing and in compliance with this Amendment or (iii) replace the ESS Software with non-infringing software that complies with this Amendment. In the event that none of the options in the preceding sentence are commercially practical, Buyer will notify Supplier of its requirement to remove Buyer’s ESS software from the IBM-Branded version of Network Advisor.

9.0 LIMITATION OF LIABILITY

In no event will IBM be liable for any lost revenues, lost profits, lost data, direct, indirect, incidental, consequential, special or punitive damages arising out of or related to the items specified in this Amendment even if advised of the possibility of such loss or damages.

Under this Amendment, in no event will Supplier be liable to Buyer for any lost revenues, lost profits, incidental, indirect, consequential, special or punitive damages, whether or not such party was informed of the possibility of such damages.

Exhibit 2

Attachment F-3

Branding, Description of Licensed Work, and Milestone Schedules

For Network Advisor

1.0 Buyer Branded Version of Supplier’s OEM Software Product

The Licensed Work will be comprised of a Buyer-branded version of Supplier’s Brocade Network Advisor software product. The Buyer branded version will be called “IBM Network Advisor.” Supplier consents to the use by Buyer the name “IBM Network Advisor”, “Network Advisor”. The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Work

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	11.1.x	IBM Network Advisor	Online	Object Code	CD, License key documentation

2.1	Product/Operating Systems Supported and System Requirements:

Following are the operating systems supported by Network Advisor

OS	Versions	Package
Windows (32 bit)	2003 Server SP2, XP Pro SP 3, 2008 Server, Windows 7 Pro	SAN only and SMIA only

Windows (64 bit)	2008 R2 Data Center, Standard, and Enterprise	SAN only and SMIA only

Linux (x86 32-bit only)	SuSE Linux ES10 SP1, 11, RedHat AS4.8, RedHat Enterprise 5.5 Adv, , Oracle Enterprise Linux 5.5	SAN only and SMIA only

VMWare	ESX Server 4.0, 4.1 and VCenter 4.1 with Guest OSs of 1) Windows Server 2003 Std SP2 (32 bit) 2) Windows Server 2008 Std (32 bit)	SAN only and SMIA only

VMWare	ESX Server 4.0, 4.1 and VCenter 4.1 with Guest OSs of 1) Windows Server 2008 R2 (64 bit) 2) Same Linux Guest OS as above	SAN only and SMIA only

System requirements

1)	SAN package – 32 bit OS

Server/Client	Network Advisor Enterprise Small (SAN: 1 to 2000 ports or 1 to 20 domains	Network Advisor Enterprise Medium (SAN: 2001 to 5000 ports or 21 to 60 domains	Network Advisor Enterprise Large (SAN: 5001 to 9000 ports or 61 to 120 domains
Server + 1 local client	3GB	4GB	4Gb

Remote client only	1GB	2GB	2GB

2)	SAN package – 64 bit Windows

Server/Client	Network Advisor Enterprise Small (SAN: 1 to 2000 ports or 1 to 20 domains	Network Advisor Enterprise Medium (SAN: 2001 to 5000 ports or 21 to 60 domains	Network Advisor Enterprise Large (SAN: 5001 to 9000 ports or 61 to 120 domains
Server + 1 local client	4GB	6GB	6Gb

Remote client only	2GB	3GB	4GB

CPU requirements for Windows and Linux

1)	SAN only

Server/Client	Network Advisor Enterprise Small	Network Advisor Enterprise Medium	Network Advisor Enterprise Large
Server + 1 local client	Intel Core2 duo 2GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent	Intel Dual CPU Core2 duo 2.4 GHz or equivalent

Remote client only	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent	Intel Core2 duo 2GHz or equivalent

2.2	Documentation : Supplier will provide Buyer with IBM branded customer documentation.

a)	Internal (standard Supplier documentation)

b)	External (on-line documentation)

c)	No other related written materials

2.3	Other Materials:

a)	Quality Plan: Supplier will provide Buyer with quality plan upon Buyer’s request

b)	Test Results: Supplier will provide Buyer with available test results upon Buyer’s request

c)	Test Cases: Supplier will provide Buyer with available test cases upon Buyer’s request.

d)	Maintenance and Support Reports (including information required and format)
e)	Promotional Materials: Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.
f)	Education/Training material: Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.4	Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order.

3.	Identification of Tools

No tools are provided for the Licensed Works.

Table 4 - IBM NETWORK ADVISOR v11.1x PRICING

SOW 7 - Amendment 7

FINAL: July 14, 2011

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager V10.0	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR 1 Yr Renewal	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR 1 Yr After License	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR 3 Yr Registration	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR 3 Yr Renewal	UNIT PRICE
[**]		[**]	[**]	[**]	[**]	[**]
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IBM Machine Type / Model: [**]					IBM NETWORK ADVISOR 3 Yr After License	UNIT PRICE
[**]		[**]	[**]	[**]	[**]	[**]
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[**] Certain information on this page has been omitted and filed separately with the securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.